EXHIBIT 24

                                POWER OF ATTORNEY

     We,  the  undersigned   Directors  and  Officers  of  The  Black  &  Decker
Corporation (the "Corporation"), hereby constitute and appoint Nolan D. Archibald, Thomas M. Schoewe and Charles E. Fenton, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto.


/s/NOLAN D. ARCHIBALD               Director, Chairman,        February 11, 1999
----------------------------
Nolan D. Archibald                     President and Chief
                                       Executive Officer
                                       (Principal Executive
                                       Officer)


/s/NORMAN R. AUGUSTINE              Director                   February 11, 1999
----------------------------
Norman R. Augustine


/s/BARBARA L. BOWLES                Director                   February 11, 1999
----------------------------
Barbara L. Bowles


/s/MALCOLM CANDLISH                 Director                   February 11, 1999
----------------------------
Malcolm Candlish


/s/ALONZO G. DECKER, JR.            Director                   February 11, 1999
----------------------------
Alonzo G. Decker, Jr.


/s/ANTHONY LUISO                    Director                   February 11, 1999
----------------------------
Anthony Luiso


/s/MARK H. WILLES                   Director                   February 11, 1999
----------------------------
Mark H. Willes


/s/THOMAS M. SCHOEWE                Senior Vice President      February 11, 1999
----------------------------
Thomas M. Schoewe                      and Chief Financial
                                       Officer (Principal
                                       Financial Officer)

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/s/STEPHEN F. REEVES                Vice President and         February 11, 1999
----------------------------
Stephen F. Reeves                      Corporate Controller
                                       (Principal Accounting
                                       Officer)